                                                                  Exhibit (g)(2)

             REGISTER OF COMMERCE OF CANTON ZURICH - MAIN REGISTER

---------------------------------------------------------------------------------------------------------------------------------
Nr. of Company     Legal Name                   Entry         Cancellation     Transfer from      Transfer to     Pages

3.002.023.002      Joint Stock Company          04.01.1988                     3.002.023.002/a                        1
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

All entries
---------------------------------------------------------------------------------------------------------------------------------
En      Ca      Company                                                                         Ref          Domicile
---------------------------------------------------------------------------------------------------------------------------------
1               ABB Asea Brown Boveri Ltd                                                       1            Zurich
1               (ABB Asea Brown Boveri AG) (ABB Asea Brown Boveri SA)
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

---------------------------------------------------------------------------------------------------------------------------------
Ref  Share capital (Fr)    Paid-up               Share denomination                                     Ref   Company Address
---------------------------------------------------------------------------------------------------------------------------------
1    Fr. 2'380'000'000.--                                                                               1     Affolternstrasse
4                                                                                                             8050 Zurich
22   Fr. 2'768'000'000.--  Fr. 2'768'000'000.--  2'768'000'000.-- Registered Shares of Fr. 1'000.--

----------------------------------------------------------------------------------------------------
Ref  PC capital (Fr)       Paid-up               Participation certificates
----------------------------------------------------------------------------------------------------


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

---------------------------------------------------------------------------------------------------------------------------------
En  Ca  Objects of Company, Remarks                                                                          Ref Date of Statutes
---------------------------------------------------------------------------------------------------------------------------------
1       Holdings and adminstration of participations as well as financing of any nature in the country and    1   21.12.1989
        abroad on own account and on account of third parties, in particular in the field of electrotechnics  20  04.12.1995
        and electronics; can acquire, mortgage and alienate real estate.                                      22  29.12.1995
1       The extracts transferred from a previous registration card does not include items deleted before      23  29.02.1996
        transfer nor possible previous dates of statutes, or Journal and SHAB references. These               28  03.04.1997
        registrations can be inspected on the registration card mentioned in the field "Transfer from".       28  30.04.1997
22      The transferability of the registered shares is restricted in accordance with the statutes.           31  02.04.1998

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

---------------------------------------------------------------------------------------------------------------------------------
En  Ca  Contrib. in kind, take over of assets and liabilities, special benefits, bonus certificates      Ref Official Publication
---------------------------------------------------------------------------------------------------------------------------------
1       Has taken over participations of ASEA AB as well as group receivable in accordance with          1   SHAB
        agreement for transfer of assets and liabilities dated 4.1.1988, and appertaining list at a price of Fr. 1'379'875'998.--
1       Contribution in kind: Participation of the Brown Boveri Group, with appertaining loans as well as fixed date deposits and securities with total value (book value) of Fr. 2'222'900'000.--
        according to agreement dated 5.1.1988 and appertaining list at a price of Fr. 1'645'900'000.--
        of which Fr. 800'000'000.-- will be considered for the increase of the share capital.
15      Merger:  The company takes over ABB Beteiligungen AG, in Zurich, by way of merger. In accordance with the merger agreement of 13.12.1994 and the merger balance sheet of 30.09.1994 assets in the amount of Fr. 73'440'024.53 and liabilities in the amount of Fr. 62'038'722.50 are being transferred by operation of late to the company, which already owns all shares of the non-surviving company. Thereby all said shares are cancelled and the share capital of the surviving company remains unchanged.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
En  Ca  Branch Office            En  Ca  Branch Office             En  Ca  Branch Office             En  Ca  Branch Office
---------------------------------------------------------------------------------------------------------------------------------


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

---------------------------------------------------------------------------------------------------------------------------------
Sign  Ref  Journal Nr.  Journal Date  SHAB   SHAB-Date  Page   Sign   Ref  Journal Nr.  Journal Date   SHAB   SHAB-Date  Page
---------------------------------------------------------------------------------------------------------------------------------
SR    0                   (omission)        (omission)         CA     16         5593     14.03.1995     55  20.03.1995  1531
TEA   1           3968    25.02.1991    46  07.03.1991   974   AS     17        19601     21.09.1995    187  27.09.1995  5331
DE    2          10048    23.05.1991   105  04.06.1991  2403   FI     18        21167     11.10.1995    201  17.10.1995  5705
ZU    3          20373    30.10.1991   217  08.11.1991  4795   CA     19        25236     05.12.1995    240  11.12.1995  6721
RO    4          22648    04.12.1991   242  13.12.1991  5360   ER     20        25909     13.12.1995    246  19.12.1995  6881
NA    5           8647    20.05.1992   105  03.06.1992  2545   RR     21        27081     28.12.1995      3  05.01.1996    57
NA    6           9976    15.06.1992   121  26.06.1992  2953   ER     22          228     08.01.1996      8  12.01.1996   223
LO    7            334    22.02.1993    44  04.03.1993  1069   SP     23         7227     03.04.1996     70  11.04.1996  2033
NA    8           8588    14.05.1993   105  03.06.1993  2845   HO     24        14077     01.07.1996    129  05.07.1996  4075
NA    9          11191    22.06.1993   128  06.07.1993  3501   HO     25        15569     18.07.1996    142  24.07.1996  4439
GF   10          18598    17.09.1993   191  01.10.1993  5137   HO     26        25480     25.11.1996    233  29.11.1996  7371
RR   11          27843    29.12.1993     4  06.01.1994    89   HO     27     B    544     10.01.1997  B   9  16.01.1997   285
PA   12           5475    17.03.1994    59  24.03.1999  1597   GF     28         9608     05.05.1997     88  12.05.1997  3163
CC   13          19700    26.09.1994   191  03.10.1994  5445   LO     293       23941     20.10.1998    205  24.10.1997  7745
GF   14          27070    23.12.1994   254  30.12.1994  7153   GI     0          5791     10.03.1998     51  16.03.1998  1815
TR   15          27434    27.12.1994     1  03.01.1995     4   BO     31         8018     07.04.1998     71  15.04.1998  2511

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

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
Abbreviations   C - Chairman of BoD           BoD - Board of Directors          GM - General Manager     SS - Sole Signature
                VC - Vice Chairman of BoD     Liq - Liquidator                  RT - Restricted to       JS - Joint Signature
                MD - Managing Director        EVP - Executive Vice President    HO - Head Office         SP - Sole Procura
                M - Member of BoD             SVP - Senior Vice President       BR - Branch              JP - Joint Procura
                S - Secretary                 VP - Vice President               AS - Authority to Sign   Dep - Deputy
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

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
En   Mod   Ca   Personal data                                                            Function    Nature of signature power
---------------------------------------------------------------------------------------------------------------------------------
1          2    [Text Intentionally Stricken.]                                           G
1          5    [Text Intentionally Stricken.]
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

                                       REGISTER OF COMMERCE OF CANTON ZURICH - MAIN REGISTER

-----------------------------------------------------------------------------------------------------------------------------------
  3.002.023.002       ABB ASEA BROWN LTD                                                                 ZURICH                   2
-----------------------------------------------------------------------------------------------------------------------------------
ALL ENTRIES
-----------------------------------------------------------------------------------------------------------------------------------
EN      MOD     CA      PERSONAL DATA                                                     FUNCTION     NATURE OF SIGNATURE POWER
-----------------------------------------------------------------------------------------------------------------------------------
1               9m   [Text Intentionally Stricken]
1               9m   [Text Intentionally Stricken]
1               9m   [Text Intentionally Stricken]
1               8    [Text Intentionally Stricken]
1               2m   [Text Intentionally Stricken]
1               8    [Text Intentionally Stricken]
1               9    [Text Intentionally Stricken]
1               23m  [Text Intentionally Stricken]
1               6    [Text Intentionally Stricken]
1               30   [Text Intentionally Stricken]
1               6    [Text Intentionally Stricken]
1               6    [Text Intentionally Stricken]
1                       Carlson, Sune, Swedish nationality, in Zurich                                  JS by two
1               11   [Text Intentionally Stricken]
1               9    [Text Intentionally Stricken]
1                       En    , Haas, Swedish nationality, in Mellon                                   JS by two
1                       Ericsson, Torres, Swedish nationality, in Zolliken                             JS by two
1               30   [Text Intentionally Stricken]
1               6    [Text Intentionally Stricken]
1                       Hess, Beal, from Engelberg, in Obertoharbor                                    JS by two
1                       von Koerber, Eberhard, German nationality, in Zolliken                         JS by two
1               6    [Text Intentionally Stricken]
1                       Lindahl, Goran Knot, Swedish nationality, in Zolliken                          JS by two
1               18   [Text Intentionally Stricken]
1                       Olson, Arna, Swedish nationality, in Oberriaden                                JS by two
1                       Ragaller, Klaus, Born Wellingen, in Wellingen                                  JS by two
1               30   [Text Intentionally Stricken]
1               6    [Text Intentionally Stricken]
1               11m  [Text Intentionally Stricken]
1                       Skanza, Bongr, Swedish nationality, in Oberriaden                              JS by two
1               11   [Text Intentionally Stricken]
1                       van Stiphout, Theodorus A, von Warenlingen in Warenlingen                      JS by two
1                       Storak, Alfred, German nationality, in Untrsigganthal                          JS by two
1               11   [Text Intentionally Stricken]
1               30   [Text Intentionally Stricken]
1               6    [Text Intentionally Stricken]
1       2       3m   [Text Intentionally Stricken]
                5m   [Text Intentionally Stricken]
2       3       9m   [Text Intentionally Stricken]
                        Lock, Dr. Garf, from Obersiggenhal, in Obersiggenhal                           JP by two
5       5       7m   [Text Intentionally Stricken]
                7m   [Text Intentionally Stricken]
6               18   [Text Intentionally Stricken]
6                       Keucgscrubgm Volker, German nationality, in Kilchberg ZH                       JS by two
6                       Sucklin, Walter, from Richon, in Maggen                                        JS by two
6       7       30   [Text Intentionally Stricken]
        7       11m  [Text Intentionally Stricken]
                11m  [Text Intentionally Stricken]
8                       Dahback, Clacs, Swedish nationality, in Stockholm(8)                      M    without authority to sign
8       9       28   [Text Intentionally Stricken]
        9               Molles-Barghoff, Bend H. German nationality, in                           M    without authority to sign
        9               Burrefield, Donald H. American nationality, in Chicago (Ill., USA)        M    without authority to sign
        9       28   [Text Intentionally Stricken]
                23d  [Text Intentionally Stricken]
9               18   [Text Intentionally Stricken]

Zurich. 28.05. 1998 07:53                               Continuation on Page 3

                                       REGISTER OF COMMERCE OF CANTON ZURICH - MAIN REGISTER

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  3.002.023.002       ABB ASEA BROWN BOVERI LTD                                                        ZURICH                   3
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ALL ENTRIES
---------------------------------------------------------------------------------------------------------------------------------
EN      MOD     CA      PERSONAL DATA                                                       FUNCTION    NATURE OF SIGNATURE POWER
---------------------------------------------------------------------------------------------------------------------------------
9               25      [Text Intentionally Stricken]
10                      Hartmann, Peter, from Moriken Wildogg, in Windisch                              JS by two
10              14      [Text Intentionally Stricken]
        11      14m     [Text Intentionally Stricken]
        11      14m     [Text Intentionally Stricken]
11                      Fasshind, Renato, from Arth, in Oberweningen                                    JS by two
                24      [Text Intentionally Stricken]
11              29      [Text Intentionally Stricken]
                25      [Text Intentionally Stricken]
11                      Klufer, Karl Heinz, German nationality, in Zurich                               JS by two
11                      Sacklen Mats, Swedish nationality, in Kasnachr, ZH                              JS by two
11                      Sandmeyer, Uda, from Fruenfeld, in Ennethaden                                   JS by two
        11      12      [Text Intentionally Stricken]
11              16      [Text Intentionally Stricken]
12              24      [Text Intentionally Stricken]
12                      Fries Alexis, from Zurich, in Hong Kong                                         JS by two
13                      Ernst & Young AD, in Zurich                                             Auditor Auditors
13                      KPMG Klynvold Peat Marwick Goerdeler SA, in Zurich                      Auditor Auditors
        14      21m     [Text Intentionally Stricken]                                           C
        14      21m     [Text Intentionally Stricken]
16                      Hahenberger Claudia, from Hirzel, in Meilen                                     JS by two
16                      Meyer, Dr. Armin, from Zurich, in Housen near Brugg                             JS by two
17              30m     [Text Intentionally Stricken]
19                      de Schidler. Romain, from Fribourg, in Carminboenif                             JS by two
        21      23      [Text Intentionally Stricken]                                           C
        21      23      [Text Intentionally Stricken]
        23              Barnevik, Percy Nils, Swedish nationality, in Zurich                    C       JS by two
23              32m     [Text Intentionally Stricken]
        23              Svedberg, Bjorn. Swedish nationality, in Bromma(5)                      M       JS by two
23                      Kobayshi, Yotaro, Japanese nationality in Tokyo(5)                      M       without authority to sign
23                      Sutherland, Peter Denis, Irish nationality, in Dublin(IRL)              M       without authority to sign
23                      Van Wachern, Lockwijk Christian, Dutch nationality, in Wassenaar(NL)    M       without authority to sign
26              27m     [Text Intentionally Stricken]
26                      Pierce, Howard, US citizen, in Westport (Connecticut, USA)                      JS by two
26                      Schilliger, Adelheit, from Weggis, in Wallisellan                               JS by two
        27              Karlsson, Sunc, Swedish nationality, in Hirschberg                              JS by two
28                      Cramma, Gerhard, German nationality, in Essen(D)                        M       without authority to sign
28                      So   , Edwin, from Sulgen and Buchackern, in Obernhdorf                 M       without authority to sign
29                      Schaubia, Genter, German nationality, in Waldshus-Tiengen                       JS by two
29                      Sutherland, Cheryl Ann, US citizen, in Ultiken                                  JS by two
        30              Elzvik, Eric, Swedish citizen, in Khanachi ZH                                   JS by two
        32              Icker, Robert, from Basel, in Botmington                                VC      JS by two
32                      Dermann, Sargen,  German nationality, in Konigstein in Tatory(D)        M       without authority to sign
32                      Rocco, Agostino, Italian citizen, in Buenos Aires (Argentina)           M       without authority to sign


Zurich, 28.05.1998      This extract from the Cantonal Register of Commerce has
             07:53      no validity without the certification of original text
                        herein. It includes all current entries for this company
                        as well as all previously valid and now cancelled
                        entries. On special request an extract can be issued
                        which includes only all currently valid entries of which
                        in addition to the currently valid entries includes all
                                                                            ---
                        entries cancelled as from a certain date.
                                          -------


[SEAL]                  Certified
[COMMERCIAL REGISTRY
CANTON ZURICH]
                        extract


                        The registrar


                        (Signature)

This is certified to be a true and valid translation in English language of the original issued by the responsible Register of Commerce of the Canton Zurich in German language.


Zurich, June 10, 1998



ABB ASEA BROWN BOVERI LTD.




/s/ Beat Hess                 /s/ Theodorus A. van Stiphout
---------------------------   -----------------------------
Beat Hess                     Theodorus A. van Stiphout
Senior Vice President         Vice President






Legalization
------------

I hereby certify that the foregoing signatures are the proper handwriting of

Mr. Beat Hess and
Mr. Theodorus A. van Stiphout

both authorized to sign jointly for and on behalf of ABB Asea Brown Boveri Ltd. at Zurich (Switzerland).

Baden, 12th June 1998

                                  The Notary:


                                  [SEAL OF DR. PETER VOSER - AARGAUISCHER NOTAR]